EXHIBIT 10.11.1

BAKER CENTER
AMENDMENT OF LEASE

DATE:	December 29, 2005

BETWEEN:	ST. PAUL PROPERTIES, INC. 400 U.S Trust Building 730 Second Avenue South Minneapolis, MN 55402	(“Landlord”)

AND:	ESCHELON TELECOM, INC. 900 U.S. Trust Building 730 Second Avenue South Minneapolis, MN 55402	(“Tenant”)

IN RESPECT OF PREMISES IN: Investors, Roanoke and U.S. Trust Buildings, Minneapolis, Minnesota

LANDLORD AND TENANT hereby agree as follows:

1.         In this Amendment of Lease:

(a)       “Buildings” means Investors and Roanoke Buildings located in the city of Minneapolis.

(b)      “Premises” means the area defined as Premises under Article 1.00 (0) of the Lease.

(c)       “Lease” means the lease between Landlord and Tenant dated November 18, 2003; covering the Premises.

(d)      “Amendment Date” means the 29th day of December, 2005.

2.         Effective on the Amendment Date, Article 3.01 of the Lease is deleted, and the following is substituted therefor:

3.01       “Term. Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be nine (9) years six (6) months, beginning on the first day of the month of December, 2003 and ending on the last day of the month of May, 2013, unless terminated earlier as provided in this Lease.

3.         Effective on the Amendment Date, Article 4.01 of the lease is deleted and the following substituted therefore.

4.01       “Annual Rent” Tenant shall pay to Landlord as Annual Rent for the Premises the following:

Term	SF	Rate	Annual Rent	Monthly Rent
12-1-03 – 11-30-04	95,037	$5.50	$522,703.50	$43,558.63
12-1-04 – 11-30-05	95,037	$7.50	$712,777.50	$59,398,13
12-1-05 – 3-31-06	95,037	$7.75	$736,536.75	$61,378.06
04-1-06 – 11-30-06	71,261	$7.75	$552,272.75	$46,022.73
12-1-06 – 11-30-07	71,261	$8.00	$570,088.00	$47,507.33
12-1-07 – 11-30-08	71,261	$8.25	$537,903.25	$48,991.94
12-1-08 – 11-30-09	71,261	$8.50	$605,718.50	$50,476.54
12-1-09 – 11-30-10	71,261	$8.75	$623,533.75	$51,961.15
12-1-10 – 11-30-11	71,261	$9.00	$641,349.00	$53,445.75
12-1-11 – 5-31-13	71.261	$9.25	$659,164.25	$54,930.35

Payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each calendar month thereafter during the Term.

4.         Effective on the Amendment Date, the following is added as Article 32.00:

ARTICLE 32.00 Additional Premises

32.01     “Additional Premises” means the area on the eleventh floors of the Buildings as indicated on Exhibit 1 attached hereto, hereby deemed to contain 46,664 square feet. For the purpose of calculating Occupancy Costs, 31,611 square feet of the Additional Premises is in the Investors Building, shown on Exhibit 2 attached hereto and 15,053 square feet of the Additional Space is in the Roanoke Building, shown on Exhibit 3 attached hereto.

32.02     “Term” The Term on the Additional Premises shall commence on the “Additional Premises Commencement Date” which shall be April 1, 2006, subject to the substantial completion of Tenant Improvements set forth in Article 33.00 of this Lease and terminate on the same day of the Premises.

32.03     “Rent” Tenant shall pay to Landlord as Annual Rent for the Additional Premises, the following:

Term	SF	Rate	Annual Rent	Monthly Rent
4-1-06 – 3-31-07	46,664	$9.10	$424,642.40	$35,386.87
4-1-07 – 3-31-08	46,664	$9.25	$431,642.00	$35,970.17
4-1-08 – 3-31-09	46,664	$3.35	$436,308.40	$36,359.03
4-1-09 – 3-31-10	46,664	$9.50	$443,308.00	$36,942.33
4-1-10 – 3-31-11	46,664	$9.65	$450,307.60	$37,525.63
4-1-11 – 3-31-12	46,664	$9.75	$454,974.00	$37,914.50
4-1-12 – 11-31-12	46,664	$9.90	$461,973.60	$38,497.80
12-1-12 – 5-31-13	46,664	$9.25	$431,642.00	$35,970.17

Payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Additional Premises Commencement Date and on the first day of each calendar month thereafter during the Term.

32.04     “Occupancy Costs” Tenant shall pay to Landlord, at the times and in the manner provided in Article 4.06 of the Lease, the Occupancy Costs for the Additional Premises, determined for the Building in which the Additional Premises are located using Exhibit B-1 for Roanoke portion of Additional Premises and Exhibit B-2 for Investors portion of Additional Premises.

5.         Effective on the Amendment Date the following is added as Article 33.00 of the Lease:

ARTICLE 33.00 Landlord Work

33.01 “Landlord Work” Prior to the Additional Premises Commencement Date, Landlord shall construct the Additional Premises in accordance with the plans and specifications prepared by Tenant and approved by Landlord, (“the Plans”) which when approved shall be referenced as Exhibit 4 of this Amendment. Landlord shall contribute an amount equal to $18.00 per square foot leased ($839,952.00) to offset the cost of the tenant improvements below the ceiling and Tenants occupancy of the Additional Premises “Tenant Improvement Allowance”. Landlord, at its expense, will install the ceiling to accommodate the Plans including: a 2x2 ceiling grid, 2x2 acoustic ceiling tiles, HVAC diffusers, sprinkler heads, 2x4 parabolic light fixtures and life, fire and safety equipment in accordance with local building codes per the Plans.

6.         Effective on the Amendment Date the following is added as Article 34.00 of the Lease:

ARTICLE 34.00 Rent Abatement

34.01     “Rent Abatement” Provided Tenant is not in default under the Lease, Tenant shall not be responsible for the payment of Annual Rent and Occupancy Costs on 22,888 square feet of the Additional Premises for the initial two months of the Term.

7.         Effective on the Amendment Date the following is added as Article 35.00 of the Lease:

ARTICLE 35.00 Partial Surrender of Premises

35.01     “Partial Surrender of Premises” Tenant, effective on May 31, 2006 – “Surrender Date” surrenders and yields up that portion of the Premises on the eighth floor of the U.S. Trust Building, containing 23,776 square feet of space “Surrendered Premises” to Landlord from and after the Surrender Date for the unexpired portion of the Term of the Lease, and Landlord hereby accepts this surrender of the Lease and Surrendered Premises from and after the Surrender Date. The “Remaining Premises” means that portion of the Premises containing 71,261 square feet.

35.02     Tenant shall promptly quit and surrender possession of the Surrendered Premises to Landlord on the Surrender Date in good order and condition, reasonable wear and tear and damage by fire other casualty excepted. Any property of Tenant not removed from the Surrendered Premises on or before the Surrender Date shall be and become the property of the Landlord absolutely.

35.03     The respective rights and obligations of Landlord and Tenant with respect to the Surrendered Premises shall be preserved and shall survive the Surrender Date as to all matters arising or accruing prior to the Surrender Date, but no such rights or obligation will arise or accrue to either of them on or after the Surrender Date.

35.04     Tenant covenants with Landlord that Tenant has in itself the absolute right, power and authority to surrender the Surrendered Premises as provided herein, and that Tenant has not taken any action whereby the Surrendered Premises are or may be charged, encumbered or assigned. Landlord hereby indemnifies and holds harmless Tenant against any cost incurred by Tenant as a result of any claim that Landlord does not have in itself the absolute right, power and authority to accept the surrender of the Surrendered Premises as provided herein.

35.05     The terms and condition of the Lease are confirmed and continued in full force and effect in respect of the Remaining Premises, provided that from and after the Surrender Date the Annual Rent for the Remaining Premises shall be as set out in Section 3 hereof.

35.06     This partial surrender of lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

Except as specifically provided herein, the terms and conditions of this Lease are confirmed and continued in full force and effect.

This Amendment of Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:		TENANT:

ST. PAUL PROPERTIES, INC.

By:	/s/ R. William Insera	By:	/s/ Michael A. Donahue.

Its:	V.P.	Its:	VP Finance & Treasurer

1-18-06		Michael A. Donahue
Date Executed		Please Print Name

12/30/05
Date Executed

Witness to the signature of Tenant if not incorporated.

EXHIBIT 1

EXHIBIT 2

WOMEN
MEN
SOUTH EIGHTH STREET

INVESTORS BUILDING

733 MARQUETTE AVENUE

Baker Center

THE CENTER FOR DOWNTOWN BUSINESS

ELEVENTH FLOOR

EXHIBIT 3

MEN
WOMEN
MECH

ROANOKE BUILDING
109 SOUTH SEVENTH STREET
MINNEAPOLIS, MN 55402

GRAPHICS

BakerCenter
THE CENTER FOR DOWNTOWN BUSINESS
ELEVENTH FLOOR

DATE: 12/03/01

N

Arcimea
INTERIOR DESIGN SERVICES, INC